UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2018

RESOURCE APARTMENT REIT III, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 000-55923

Maryland (State or other jurisdiction of incorporation or organization)	47-4608249 (I.R.S. Employer Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA, 19103 (Address of principal executive offices) (Zip code)

(215) 231-7050 (Registrant's telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Pursuant to the requirements of the Securities Exchange Act of 1934, Resource Apartment REIT III, Inc. (which may be referred to as the “Registrant,” “we,” “our,” or “us”) hereby amends our Current Report on Form 8-K filed on September 19, 2018 to provide the required financial information relating to our acquisition of a multifamily community located in Riverview, Florida known as the Florida Property, or The Park at Kensington Apartments ("Park at Kensington"), as described in such Current Report.
After reasonable inquiry, we are not aware of any material factors relating to Park at Kensington that would cause the reported revenues and certain operating expenses not to be indicative of future operating results.
Item 9.01    Financial Statement and Exhibits.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE APARTMENT REIT III, INC.

October 17, 2018	By:	/s/ Alan F. Feldman
Alan F. Feldman
Chief Executive Officer
(Principal Executive Officer)

Independent Auditors’ Report
To the Stockholders of
Resource Apartment REIT III, Inc.:
Report on the Statement
We have audited the accompanying statement of revenues and certain operating expenses (the “Statement”) of The Park at Kensington (the "Property") for the year ended December 31, 2017, and the related notes to the Statement.

Management’s Responsibility for the Statement
Management is responsible for the preparation and fair presentation of the Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statement that is free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility
Our responsibility is to express an opinion on the Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 to the Statement of the Property for the year ended December 31, 2017, in accordance with accounting principles generally accepted in the United States of America.

Basis of Accounting
As described in Note 1 to the Statement, the accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Resource Apartment REIT III, Inc.), and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Baker Tilly Virchow Krause, LLP
Chicago, Illinois
October 17, 2018

PARK AT KENSINGTON
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

	Six Months Ended June 30, 2018	Year Ended December 31, 2017
	(unaudited)
Revenues:
Rental income	$1,283,920	$2,299,999
Other income	238,035	397,479
Total Revenues	1,521,955	2,697,478

Certain Operating Expenses:
Operating expenses	392,383	797,236
Real estate taxes	157,740	295,283
Insurance	36,900	63,713
Management fees	47,076	104,625
Total Certain Operating Expenses	634,099	1,260,857
Revenues in excess of Certain Operating Expenses	$887,856	$1,436,621

See accompanying notes to the statements of revenues and certain operating expenses

PARK AT KENSINGTON
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2018 (unaudited) and the Year Ended December 31, 2017
NOTE 1. Basis of Presentation
On September 14, 2018, Resource Apartment REIT III, Inc. (the “Company”) purchased Park at Kensington (the "Florida Property" or "Park at Kensington"), a multifamily community located in Riverview, Florida from an unaffiliated seller. The apartment complex was purchased for $28.7 million, excluding closing costs. The Company funded the purchase with a combination of offering proceeds and proceeds from a seven-year, $21.8 million secured mortgage loan with CBRE Capital Markets, Inc., an unaffiliated lender, secured by Park at Kensington (the "Park at Kensington Mortgage Loan"). The Park at Kensington Mortgage Loan matures on October 1, 2025. The Park at Kensington Mortgage Loan bears interest at a fixed rate of 4.36%. Monthly payments are interest only for the first 36 months. Beginning on November 1, 2021, the Company will pay both principal and interest based on 30 year amortization. Any remaining principal balance and all accrued and unpaid interest and fees will be due at maturity.
After any lockout period (if any), prepayment in full is permitted on any scheduled payment date, provided a prepayment premium is paid. The prepayment premium will be based on the greater of (i) the yield maintenance prepayment formula and (ii) 1% of the amount of the principal being repaid, for any prepayment made prior to October 1, 2023. The prepayment premium will be 1% of the amount of principal being repaid for any prepayment made from (and including) October 1, 2023 through June 30, 2025. No prepayment premium is required after July 1, 2025. The non-recourse carveouts under the loan documents for the Park at Kensington Mortgage Loan are guaranteed by the Company.
The statements of revenues and certain operating expenses (the “Statements”) have been prepared for the purpose of complying with the provision of Article 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statements are not intended to be a complete presentation of the revenues and operating expenses at Park at Kensington for the six months ended June 30, 2018 and the year ended December 31, 2017. The Statements include the historical revenues and certain operating expenses of the Property, and exclude items that may not be comparable to the future operations of Park at Kensington, such as interest expense, depreciation and amortization, and corporate expenses. Amounts included in property management fees include routine compensation paid to a third party managing property operations.
In the opinion of the Company’s management, all adjustments necessary for a fair presentation of the Statements for the six months ended June 30, 2018 and the year ended December 31, 2017 have been included. Such adjustments consisted of normal recurring items. Interim results are not necessarily indicative of results for a year.
NOTE 2. Summary of Significant Accounting Policies
Use of Estimates
The preparation of the statements of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.
Revenue Recognition
Revenue is derived from the rental of residential housing units with lease agreement terms of generally one year or less. The Florida Property recognizes rent as income when due. Included within other income is tenant reimbursement income consisting of charges billed to tenants for trash removal, utilities, and other income amounts such as administrative, application and late fees, all of which are recognized in income as earned.
NOTE 3. Subsequent Events
The Florida Property's management evaluated all events and transactions that occurred through October 17, 2018, the date the statements of revenues and certain operating expenses were available to be issued. During this period, the Florida Property did not have any material subsequent events other than as disclosed in Note 1.

RESOURCE APARTMENT REIT III, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following pro forma consolidated financial information should be read in conjunction with the Company's historical consolidated financial statements and notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on March 29, 2018 and are not necessarily indicative of what the actual financial position or operations would have been had the Company completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results. In addition, this pro forma information should be read in conjunction with the statements of revenues and certain operating expenses and the notes thereto for the six months ended June 30, 2018 and the year ended December 31, 2017 of Park at Kensington, which are included herein.

The following unaudited pro forma consolidated balance sheet as of June 30, 2018 is presented to give effect to the acquisition of Park at Kensington, which occurred on September 14, 2018, as if such acquisition occurred on June 30, 2018. The following unaudited pro forma consolidated statement of operations for the six months ended June 30, 2018 and the year ended December 31, 2017 is presented to give effect to the acquisition of Park at Kensington as if such acquisition occurred on January 1, 2017. The footnotes to the pro forma financial statements provide details of the pro forma adjustments.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Park at Kensington been consummated as of January 1, 2017. In addition, the pro forma balance sheet includes pro forma preliminary estimates the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting. The Company believes that all material adjustments necessary to reflect the effects of the acquisition have been made.

RESOURCE APARTMENT REIT III, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of June 30, 2018

	Resource Apartment REIT III, Inc. Historical (a)	Pro Forma Adjustments		Pro Forma Total
		Park at Kensington(b)
ASSETS
Investments:
Rental property, net	$73,626,913	$28,966,574	(c)	$102,593,487
Identified intangible assets, net	555,808	674,669		1,230,477
	74,182,721	29,641,243		103,823,964

Cash	30,663,307	(8,521,148)		22,142,159
Restricted cash	762,602	463,713		1,226,315
Tenant receivables, net	899	—		899
Due from related parties	8,465	—		8,465
Subscriptions receivable	619,500	—		619,500
Prepaid expenses and other assets	240,869	77,482		318,351
Deferred offering costs	5,534,646	—		5,534,646
Total assets	$112,013,009	$21,661,290		$133,674,299

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Mortgage notes payable, net	$55,017,315	$21,440,825	(d)	$76,458,140
Accounts payable and accrued expenses	412,945	3,492		416,437
Accrued real estate taxes	352,184	214,486		566,670
Due to related parties	11,355,135	—		11,355,135
Tenant prepayments	48,749	2,487		51,236
Security deposits	148,106	—		148,106
Distributions payable	697,125	—		697,125
Total liabilities	68,031,559	21,661,290		89,692,849

Stockholders' equity:
Preferred stock, par value $0.01: 10,000,000 shares authorized, none issued and outstanding	—	—		—
Convertible stock, par value $0.01: 50,000 shares authorized, issued and outstanding, respectively	500	—		500
Class A common stock, par value $0.01: 25,000,000 shares authorized, 628,238 issued and outstanding	6,282	—		6,282
Class T common stock, par value $0.01: 25,000,000 shares authorized, 1,097,400 issued and 1,095,246 outstanding	10,953	—		10,953
Class R common stock, par value $0.01: 750,000,000 shares authorized, 4,431,251 issued and outstanding	44,313	—		44,313
Class I common stock, par value $0.01: 75,000,000 shares authorized, 133,232 issued and outstanding	1,332	—		1,332
Additional paid-in-capital	52,724,267	—		52,724,267
Accumulated other comprehensive loss	(28,462)	—		(28,462)
Accumulated deficit	(8,777,735)	—		(8,777,735)
Total stockholders' equity	43,981,450	—		43,981,450
Total liabilities and stockholders' equity	$112,013,009	$21,661,290		$133,674,299

See accompanying notes to unaudited pro forma consolidated financial statements

RESOURCE APARTMENT REIT III, INC.
NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of June 30, 2018

(a)	Historical financial information as of June 30, 2018, derived from the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2018.

(b)
Represents the adjustments to the balance sheet of the Company to give effect to the acquisition of Park at Kensington and related cash, other assets and liabilities as if the acquisition had occurred on June 30, 2018. The Company funded the contracted purchase price of $28.7 million with cash on hand, which had been generated from the Company's on-going public offering, and a mortgage loan from an unaffiliated lender of $21.8 million (described below). The Company recorded the cost of tangible and identified intangible assets acquired based on their estimated fair values.

(c)
The Company adopted Accounting Standards Update 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business ("ASU 2017-01"), issued in January 2017, beginning with real estate investments acquired on or after January 1, 2017. Acquisitions that do not meet the definition of a business under this guidance are accounted for as asset acquisitions. The acquisition of Park at Kensington did not meet the definition of a business and consequently was accounted for as an asset acquisition. As a result, the Company capitalized approximately $941,000 in acquisition fees and acquisition costs related to the acquisition of Park at Kensington on the unaudited pro forma balance sheet.

(d)
On September 14, 2018, in connection with the acquisition of Park at Kensington, the Company, through a wholly-owned subsidiary, entered into a seven-year $21.8 million secured mortgage loan with CBRE Capital Markets, Inc., an unaffiliated lender, secured by Park at Kensington (the "Park at Kensington Mortgage Loan"). The Park at Kensington Mortgage Loan matures on October 1, 2025. The Park at Kensington Mortgage Loan bears interest at a fixed rate of 4.36%, The pro forma amount is net of $319,175 of deferred financing fees incurred in connection with the Park at Kensington Mortgage Loan.

RESOURCE APARTMENT REIT III, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2018

	Resource Apartment REIT III, Inc. Historical (a)	Pro Forma Adjustments		Pro Forma Total

Revenues:
Rental income	$2,544,864	$1,283,920	(b)	$3,828,784
Utilities income	114,205	130,665		244,870
Ancillary tenant fees	31,246	107,370		138,616
Total revenues	2,690,315	1,521,955		4,212,270

Expenses:
Rental operating- expenses	483,280	310,334	(b)	793,614
Rental operating- payroll	278,532	118,949	(b)	397,481
Rental operating- real estate taxes	307,192	157,740	(b)	464,932
Subtotal- rental operating	1,069,004	587,023		1,656,027
Property management fees	4,361	—		4,361
Management fees - related parties	426,491	201,276	(c)	627,767
General and administrative	955,120	—		955,120
Loss on disposal of assets	6,488	—		6,488
Depreciation and amortization expense	1,714,946	554,568	(d)	2,269,514
Total expenses	4,176,410	1,342,867		5,519,277
Loss before other income (expense)	(1,486,095)	179,088		(1,307,007)

Other income (expense):
Interest income	70,214	—		70,214
Interest expense	(798,724)	(502,641)	(e)	(1,301,365)
Net loss	$(2,214,605)	$(323,553)		$(2,538,158)

Other Comprehensive Loss:
Designated derivatives, fair value adjustments	(17,270)	—		(17,270)
Total other comprehensive loss	(17,270)	—		(17,270)
Comprehensive Loss	$(2,231,875)	$(323,553)		$(2,555,428)

See accompanying notes to unaudited pro forma consolidated financial statements

RESOURCE APARTMENT REIT III, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS- (CONTINUED)
For the Six Months Ended June 30, 2018

	Resource Apartment REIT III, Inc. Historical (a)	Pro Forma Total (f)
Class A common stock:
Net loss attributable to Class A common stockholders	$(272,603)	$(312,430)
Net loss per common share, basic and diluted	$(0.44)	$(0.50)
Weighted-average number of common shares outstanding, basic and diluted	624,518	624,518

Class T common stock:
Net loss attributable to Class T common stockholders	$(526,069)	$(602,927)
Net loss per common share, basic and diluted	$(0.48)	$(0.55)
Weighted-average number of common shares outstanding, basic and diluted	1,086,970	1,086,970

Class R common stock:
Net loss attributable to Class R common stockholders	$(1,390,069)	$(1,593,158)
Net loss per common share, basic and diluted	$(0.42)	$(0.38)
Weighted-average number of common shares outstanding, basic and diluted	3,280,470	4,151,133

Class I common stock:
Net loss attributable to Class I common stockholders	$(25,864)	$(29,643)
Net loss per common share, basic and diluted	$(0.30)	$(0.26)
Weighted-average number of common shares outstanding, basic and diluted	87,192	112,651

See accompanying notes to unaudited pro forma consolidated financial statements

RESOURCE APARTMENT REIT III, INC.
NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2018

(a)	Historical financial information for the six months ended June 30, 2018, derived from the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2018.

(b)	Represents the historical operations of Park at Kensington under the previous owners as reported on the statement of revenues and certain operating expenses for the six months ended June 30, 2018.

(c)
Represents the management fees associated with the management of Park at Kensington following its acquisition. The asset is managed by Resource REIT Advisor, LLC, a related party of the Company. The asset management fee is 1% of the asset’s cost for the six months ended June 30, 2018. Also, reflects the property management fee associated with the acquisition. The property is managed by Resource Apartment Manager III, LLC, a related party of the Company. The property management fee is 4.5% of gross receipts for the six months ended June 30, 2018.

(d)
Represents the additional depreciation and amortization expense for the six months ended June 30, 2018, as if Park at Kensington was acquired January 1, 2017. Building is depreciated over the property’s estimated useful life of 27.5 years. Building improvements and furniture and fixtures are depreciated over their estimated useful lives ranging from three to 27.5 years. Amortization expense on the lease intangible asset is recognized using the straight-line method over the weighted average remaining term of the related lease.

(e)
Represents the interest expense and amortization of the deferred debt financing fees associated with the seven-year $21.8 million Park at Kensington Mortgage Loan. The adjustment assumes the mortgage loan was obtained January 1, 2017. The Park at Kensington Mortgage Loan bears interest at a fixed rate of 4.36%, maturing October 1, 2025.

(f)
Pro forma net loss has been allocated amongst the Company's outstanding classes of common stock pursuant to the two-class method of computing earnings per share. Additionally, the pro forma earnings per share calculation assumes that proceeds from the sale of an additional 870,663 Class R shares and 25,459 Class I shares of the Company's common stock, aggregating $8,521,148, were used to fund the Park at Kensington acquisition and were issued and outstanding as of January 1, 2017.

RESOURCE APARTMENT REIT III, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	Resource Apartment REIT III, Inc. Historical (a)	Pro Forma Adjustments		Pro Forma Total

Revenues:
Rental income	$1,443,863	$2,697,478	(b)	$4,141,341
Total revenues	1,443,863	2,697,478		4,141,341

Expenses:
Rental operating- expenses	400,432	633,980	(b)	1,034,412
Rental operating- payroll	165,558	226,969	(b)	392,527
Rental operating- real estate taxes	182,166	295,283	(b)	477,449
Subtotal- rental operating	748,156	1,156,232		1,904,388
Acquisition costs	906,644	—		906,644
Property management fees	9,505	—		9,505
Management fees - related parties	215,433	390,500	(c)	605,933
General and administrative	1,258,682	—		1,258,682
Loss on disposal of assets	186,078	—		186,078
Depreciation and amortization expense	908,624	1,783,805	(d)	2,692,429
Total expenses	4,233,122	3,330,537		7,563,659
Loss before other income (expense)	(2,789,259)	(633,059)		(3,422,318)

Other income (expense):
Other income	1,500	—		1,500
Interest income	16,639	—		16,639
Interest expense	(360,725)	(1,008,043)	(e)	(1,368,768)
Net loss	$(3,131,845)	$(1,641,102)		$(4,772,947)

Other Comprehensive Loss:
Designated derivatives, fair value adjustments	(11,192)	—		(11,192)
Total other comprehensive loss	(11,192)	—		(11,192)
Comprehensive Loss	$(3,143,037)	$(1,641,102)		$(4,784,139)

See accompanying notes to unaudited pro forma consolidated financial statements

RESOURCE APARTMENT REIT III, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS- (CONTINUED)
For the Year Ended December 31, 2017

	Resource Apartment REIT III, Inc. Historical (a)	Pro Forma Total (f)
Class A common stock:
Net loss attributable to Class A common stockholders	$(1,003,994)	$(1,530,092)
Net loss per common share, basic and diluted	$(1.79)	$(2.73)
Weighted-average number of common shares outstanding, basic and diluted	560,110	560,110

Class T common stock:
Net loss attributable to Class T common stockholders	$(1,423,508)	$(2,169,433)
Net loss per common share, basic and diluted	$(1.82)	$(2.77)
Weighted-average number of common shares outstanding, basic and diluted	782,047	782,047

Class R common stock:
Net loss attributable to Class R common stockholders	$(677,323)	$(1,032,243)
Net loss per common share, basic and diluted	$(1.42)	$(0.77)
Weighted-average number of common shares outstanding, basic and diluted	478,037	1,348,700

Class I common stock:
Net loss attributable to Class I common stockholders	$(27,020)	$(41,179)
Net loss per common share, basic and diluted	$(1.58)	$(0.97)
Weighted-average number of common shares outstanding, basic and diluted	17,079	42,538

See accompanying notes to unaudited pro forma consolidated financial statements

RESOURCE APARTMENT REIT III, INC.
NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

(a)	Historical financial information for the year ended December 31, 2017, derived from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

(b)	Represents the historical operations of Park at Kensington under the previous owners as reported on the statement of revenues and certain operating expenses for the year ended December 31, 2017.

(c)
Represents the management fees associated with the management of Park at Kensington following its acquisition. The asset is managed by Resource REIT Advisor, LLC, a related party of the Company. The asset management fee is 1% of the asset’s cost for the year ended December 31, 2017. Also, reflects the property management fee associated with the acquisition. The property is managed by Resource Apartment Manager III, LLC, a related party of the Company. The property management fee is 4.5% of gross receipts for the year ended December 31, 2017.

(d)
Represents the additional depreciation and amortization expense for the year ended December 31, 2017, as if Park at Kensington was acquired January 1, 2017. Building is depreciated over the property’s estimated useful life of 27.5 years. Building improvements and furniture and fixtures are depreciated over their estimated useful lives ranging from three to 27.5 years. Amortization expense on the lease intangible asset is recognized using the straight-line method over the weighted average remaining term of the related lease.

(e)
Represents the interest expense and amortization of the deferred debt financing fees associated with the seven-year $21.8 million Park at Kensington Mortgage Loan. The adjustment assumes the mortgage loan was obtained January 1, 2017. The Park at Kensington Mortgage Loan bears interest at a fixed rate of 4.36%, maturing October 1, 2025.

(f)
Pro forma net loss has been allocated amongst the Company's outstanding classes of common stock pursuant to the two-class method of computing earnings per share. Additionally, the pro forma earnings per share calculation assumes that proceeds from the sale of an additional 870,663 Class R shares and 25,459 Class I shares of the Company's common stock, aggregating $8,521,148, were used to fund the Park at Kensington acquisition and were issued and outstanding as of January 1, 2017.